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                                                                   EXHIBIT 10.19

               AMENDMENT NO. 1 TO AGREEMENT RELATING TO EMPLOYMENT


          AMENDMENT, dated January 14, 1999 by and between NetScout Systems, Inc., a Delaware corporation ("NetScout"), and Narendra Popat, a founder of NetScout ("Mr. Popat").

          WHEREAS, the Company and Mr. Popat entered into an Agreement Relating to Employment dated as of June 1, 1994 (the "Employment Agreement");

          WHEREAS, the parties desire to amend the Employment Agreement to add provisions with respect to Mr. Popat's compensation;

          NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Employment Agreement as follows:

          1. That Section 2 be amended by deleting it in its entirety and replacing it with the following:

              "BASE SALARY AND BONUS. During the term of this Agreement, the Company shall pay Mr. Popat a base salary at an annual rate of at least $250,000 and a year-end, non-discretionary bonus of at least $250,000. The base salary shall be payable in installments in accordance with the Company's regular practices, as such practices may be modified from time to time.

          2. This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties.

          3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.


                                            NETSCOUT SYSTEMS, INC.


                                            By:  /s/ Anil Singhal
                                                 -------------------------------
                                                 Anil Singhal
                                                 Chief Executive Officer



                                                 /s/ Narendra Popat
                                                 -------------------------------
                                                 Narendra Popat



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